                                                                     EXHIBIT 4.2

COMMON STOCK        (AMIS COMPANY LOGO)                             COMMON STOCK

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                        SEE REVERSE SIDE FOR CERTAIN DEFINITIONS
                                                      CUSIP 001720 10 1
THIS CERTIFIES THAT





is the owner of

      FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF $0.01 PER SHARE OF
                              AMIS HOLDINGS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

      IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers.

Dated:

        /s/ Brent Jensen                          /s/ Christine King
--------------------------------------          -----------------------
     SENIOR VICE PRESIDENT,                          PRESIDENT AND
CHIEF FINANCIAL OFFICER, AND SECRETARY          CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
   WELLS FARGO BANK MINNESOTA, N.A.

                                                                  TRANSFER AGENT
BY                                                                 AND REGISTRAR



                                                            AUTHORIZED SIGNATURE
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                               AMIS HOLDINGS, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws and regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -_________ Custodian ________
                    (Cust)              (Minor)
                  under Uniform Transfer to Minors

Act _____________________
         (State)

    Additional abbreviations may also be used though not in the above list.

For value received _________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
________________________________________________________________________________

________________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
__________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated                         __________________________________________________

                              __________________________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED

ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM ("MSP"), OR THE STOCK EXCHANGES MEDALLION PROGRAM ("SEMP") AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.